UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2017

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2017, Christina Allgeier, Chief Financial Officer of Strata Skin Sciences, Inc., a Delaware corporation (the "Company"), upon mutual agreement with the Board of Directors, resigned from her position as the Company's Chief Financial Officer, effective December 31, 2017 (the "Separation Date"). Ms. Allgeier will remain the Chief Financial Officer of the Company through the Separation Date. Ms. Allgeier has offered, and the Company has accepted her offer, to provide consulting services on a part-time basis to the Company through March 31, 2018, which may include, but not be limited to,  (a) providing the Company with assistance and information necessary to the transition of Chief Financial Officer and other management job responsibilities; (b) providing assistance to and cooperation with the Company in locating information or data and providing other known information; (c) providing assistance to the Company in preparing and filing its Form 10-K for 2017; and (d) performing work on special projects identified by the Company. A written agreement reflecting these terms between the Company and Ms. Allgeier has not yet been executed.

Item 7.01.    Regulation FD Disclosure.

On December 6, 2017, the Company issued a press release announcing certain matters disclosed in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is furnished herewith as Exhibit 99.1.

Safe Harbor Statement
Statements in this report that are not strictly historical in nature constitute "forward-looking statements." Such statements include, but are not limited to, the Company's issuance of securities, the use of cash which otherwise would have gone to payment of interest, and the Company's ability to execute a consulting agreement with Ms. Allgeier. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01.    Financial Statements and Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and shall not be deemed to be "filed":

99.1          Press Release dated December 6, 2017 issued by STRATA Skin Sciences, Inc.

Exhibit Index

Exhibit Number	Description

99.1	Press Release by the Company, dated December 6, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.
By:	/s/ Frank McCaney
Frank McCaney
President and Chief Executive Officer

Date:  December 6, 2017